                                                                   EXHIBIT 10.11

                     [LEASE MANAGEMENT SERVICES, INC. LOGO]

                         EQUIPMENT FINANCING AGREEMENT
                                 (Number 10802)

THIS EQUIPMENT FINANCING AGREEMENT NUMBER 10802 ("Agreement") is dated as of the date set forth at the foot hereof and is between LEASE MANAGEMENT SERVICES, INC., ("Secured Party") and ADVANCED CORNEAL SYSTEMS, INC., ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this Agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be as of Debtor's execution of a related Equipment Financing Commitment referencing this Agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessment not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in Paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required hereunder provided, however, that if this Agreement is in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate by notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET, SURVIVAL. This Agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstance or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of the Agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY
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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT, FINANCING AGREEMENT NUMBER 10802
PAGE 2 OF 8

EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED ONLY AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with an executed Schedule by the earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable Equipment Financing Agreement, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours, subject to Debtor's security procedures and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to Paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in Paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE. Debtor will maintain the Equipment in good repair, condition and working order. Debtor will also cause each Item of Equipment for which a service contract is generally available to be covered by such a contract which provides coverages typical to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence"), Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair,

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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10802
PAGE 3 OF 8

condition and working order, provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with Paragraph 14 below, Debtor, at Secured Party's option, will (a) replace such Item with like Equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) future installment payments due with respect to such Item with each such payment including any final uneven payment discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco from the date due to the date of such payment.

Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with Paragraph 2 above.

12. TITLING; REGISTRATION. Each item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or reregistration of an Item of Equipment in a jurisdiction other than the one in which such Item is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished Secured Party by Debtor within sixty
(60) days of the date any titling or registering or restating or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to any pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all other taxes, including, but not limited to, gross receipt taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this Paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied, assessed or imposed under the authority of a federal, state, or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition, or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this Agreement of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interests may appear. The proceeds of such insurance, at the option of the Secured Party or such assignee, as appropriate, will be applied toward (a) repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof and/or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty
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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10802
PAGE 4 OF 8


Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party with public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured Party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance, plus interest at 1.5% per month.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default hereunder: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this Agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real property where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten
(10) days; (d) Debtor's failure to comply with its obligations under Paragraph 14 above or any transfer by Debtor in violation of Paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety
(90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Code or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Code or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs or Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or
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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10802
PAGE 5 OF 8

other party liable for payment or performance of this Agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (l) breach by Debtor of any lease or other agreement providing financial accommodation under which Debtor or its property is bound; or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a Secured Party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, or at such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten (10) days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the new proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and brokers' fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period; or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.

No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this Paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever; either at law or in equity, of Debtor in and to said item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are
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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10802
PAGE 6 OF 8

determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorney's fees and court costs and sales costs not offset against sales proceeds under Paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, any Item of Equipment or any interest therein or assign, transfer, pledge, or hypothecate this Agreement or any interest in this Agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person.

All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement.

Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the heirs, legatees, personal representative, successors and assigns of the parties hereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise mark the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at all times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGES. Time is of the essence in this Agreement and if any Installment Payment is not paid within ten (10) days after the due date thereof, Secured Party shall have the right to add and collect, and Debtor agrees to pay:
(a) a late charge on and in addition to, such Installment Payment equal to five percent (5%) of such Installment Payment or a lesser amount if established by any state or federal statute applicable thereto, and (b) interest on such Installment Payment from thirty (30) days after the due date until paid at the highest contract rate enforceable against Debtor under applicable law but never to exceed eighteen percent (18%) per annum.

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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10802
PAGE 7 OF 8


24. NON-WAIVER. No covenant or condition of this Agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) on a timely basis, Debtor's future financial statements, including Debtor's most recent annual report, balance sheet and income statement, prepared in accordance with generally accepted accounting principles, which reports, Debtor warrants, shall fully and fairly represent the true financial condition of Debtor (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this Paragraph or Paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants; (a) this Agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgement or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will, at the time such Item becomes subject hereto, be in good repair, condition and working order.

27. ENTIRE AGREEMENT. This instrument with exhibits and related documentation constitutes the entire agreement between Secured Party and Debtor and will not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as each party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in that party's address.

29. GENDER, NUMBER: JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in
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ADVANCED CORNEAL SYSTEMS, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10802
PAGE 8 OF 8


Paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The titles to the Paragraphs of this Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California. Venue for any action related to the Agreement will be in an appropriate court in San Mateo County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In any event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement, which will remain in full force and effect.

32. TIME. Time is of the essence of this Agreement and for each and all of its provisions.

In WITNESS WHEREOF, the undersigned have executed this Agreement as of October 7, 1996.

DEBTOR:
ADVANCED CORNEAL SYSTEMS, INC.
15279 Alton Parkway, Suite 100
Irvine, CA 92618

By:     /s/ Robert K. Bruning
        -----------------------------

Title:  V.P., Chief Financial Officer


SECURED PARTY:
LEASE MANAGEMENT SERVICES, INC.
2500 Sand Hill Road, Suite 101
Menlo Park, CA 94025


By:     /s/ [illegible]
        -----------------------------

Title:  EVP/ General Manager

[LEASE MANAGEMENT SERVICES, INC. LOGO]

                        CERTIFIED COPY OF RESOLUTIONS OF

                               BOARD OF DIRECTORS

I, Donald H. Harris, hereby certify that I am the Corporate Secretary and official custodian of certain records including the Charter, By-Laws, and the Minutes of the Meetings of the Board of Directors of ADVANCED CORNEAL SYSTEMS, INC., a Corporation duly organized and existing under the laws of the State of California, that the following is a true, accurate and compared transcript of the Resolutions contained in the Minute Book of the Corporation, duly adopted by the Board of Directors of said Corporation at a Meeting of the Board of Directors of said Corporation duly held on the 10th day of September, 1996, at which time a quorum was present and acted throughout and authorized its officers to transact the business hereinafter described, and that the proceedings of said meeting were in accordance with the Charter and By-Laws of said Corporation and that said Resolutions have not been rescinded or amended and are in full force and effect:

     RESOLVED, that this Corporation enter into a Lease Agreement and/or an Equipment Financing Agreement with LEASE MANAGEMENT SERVICES, INC. for the funding of that certain property as is set forth in the Master Equipment Lease Agreement and/or Equipment Financing Agreement, and it is further

     RESOLVED, that any officers of this Corporation be and they are hereby authorized and empowered in the name of and on behalf of this Corporation to execute any and all documents as may be required by LEASE MANAGEMENT SERVICES, INC. to effectuate the provisions hereof.

     I CERTIFY, that I have examined the Articles of Incorporation, the By-Laws of the Corporation, and all amendments therewith and I am fully familiar with all of said documents and that there are no restrictions imposed on the power and authority of the Board of Directors of said Corporation to adopt the foregoing resolutions whereupon the Corporation and its officers are authorized to act in accordance therewith.

     IN WITNESS WHEREOF, I have hereupon subscribed my name on the 7th day of October, 1996.

                                        By: /s/ Donald H. Harris
                                            --------------------------------
                                                  Corporate Secretary

ATTEST:

/s/ Robert K. Bruning
    --------------------------------
Title: V.P. CFO
       -----------------------------

[LEASE MANAGEMENT SERVICES, INC. LOGO]

                    CERTIFICATE OF INCUMBENCY AND AUTHORITY

I, Donald H. Harris, do hereby certify that I am duly elected, qualified and acting Secretary of ADVANCED CORNEAL SYSTEMS, INC., (Debtor), a California corporation; that the persons whose names, titles and signatures appear below are duly elected (or appointed) qualified and acting officers of said corporation and hold on the date of this Certificate, and on the date of execution of the Master Lease documents and/or Equipment Certificate, and on the date of execution of the Master Lease documents and/or Equipment Financing documents, the offices set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers; that each such officer is duly authorized for and on behalf of said corporation to execute and deliver any Equipment Financing Agreement between said corporation and said Secured Party, LEASE MANAGEMENT SERVICES, INC., and all agreements, documents, and instruments in connection therewith, including without limitation, Rental Schedules and Certificates of Equipment Acceptance, and that the execution and delivery of any such equipment financing agreement, and all agreements, documents, and instruments in connection therewith for and on behalf of said corporation is not prohibited by or in any manner restricted by the terms of said corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and LEASE MANAGEMENT SERVICES, INC. shall be entitled to rely upon the same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to LEASE MANAGEMENT SERVICES, INC., but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to LEASE MANAGEMENT SERVICES, INC. of said written notice of said modification, rescission or revocation.



NAME OF OFFICER          TITLE OF OFFICER           SIGNATURE OF OFFICER

John H. Parrish          President and CEO          /s/ John H. Parrish
                                                    --------------------------

Robert K. Bruning        Vice President, CFO        /s/ Robert K. Bruning
                                                    --------------------------

IN WITNESS WHEREOF, I have hereunto set my hand this 7th day of October, 1996.



Debtor:
ADVANCED CORNEAL
SYSTEMS, INC.

By:     /s/ Donald H. Harris
    ---------------------------

Title:      Secretary
       ------------------------

[LEASE MANAGEMENT SERVICES, INC. LOGO]


                                  ADDENDUM TO

                         EQUIPMENT FINANCING AGREEMENT

                                  NUMBER 10802

                                 BY AND BETWEEN

                   ADVANCED CORNEAL SYSTEMS, INC., AS DEBTOR,

                                      AND

               LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY


ADVANCED CORNEAL SYSTEMS, INC., as Debtor, hereby acknowledges its responsibility to pay, and agrees to pay any taxes which may be due to the State of California or where applicable, for the collateral covered under the above referenced agreement.




DEBTOR:


ADVANCED CORNEAL
SYSTEMS, INC.


BY:  /s/ Robert K. Bruning
    --------------------------------


Title:  V.P. Chief Financial Officer
       -----------------------------


Date:  October 7, 1996
      ------------------------------

                   [LMS LOGO] LEASE MANAGEMENT SERVICES, INC.

                      REQUEST FOR CERTIFICATE OF INSURANCE

To:       Johnson & Higgins
Name:     Dennis Moore                            Phone: (619) 587-1700
Address:  4275 Executive Square, Suite 600        Fax:   (619) 546-1100
          San Diego, CA 92037-1499

We, as Lessee/Debtor, have entered into a Master Equipment Lease Agreement and/or an Equipment Financing Agreement with LEASE MANAGEMENT SERVICES, INC., as Lessor/Secured Party, to finance the purchase of equipment.

Accordingly, you are hereby authorized to:

1.   Insure said equipment in the name of LEASE MANAGEMENT SERVICES, INC.

2. Issue a written endorsement naming LEASE MANAGEMENT SERVICES, INC., as Additional Insured and First Loss Payee, and provide LMSI with thirty (30) day written notice of material change of coverage, cancellation or non-renewal. LMSI shall have the right to name additional parties as Additional Insured and First Loss Payee and notices will also be provided to those parties upon LMSI's request.

3.   INSURANCE MUST INCLUDE COVERAGE AS INDICATED BELOW:

     (x)  Bodily Injury and Property Damage Insurance with limits of $6,500,000

     (x) Physical Damage (all risk) from any cause whatsoever, except earthquake and flood.

4. Loss, if any, under this endorsement shall be payable SOLELY to LEASE MANAGEMENT SERVICES, INC. or its assigns and shall not be invalidated due to any violation of any conditional warranty contained in any policy or application therefor by Lessee/Debtor, or by reason of any act of the Lessee/Debtor.

5.   THIS POLICY MUST CONTAIN THE FOLLOWING ENDORSEMENT:

     The insurance under this policy shall be primary insurance, and the company insurer shall be liable under this policy for the full amount of the loss up to and including the total limits of liability herein without right of contribution from any other insurance effected by LEASE MANAGEMENT SERVICES, INC., under any policy with any insurance company covering a loss covered under this policy.

Forward evidence of coverage to:   LEASE MANAGEMENT SERVICES, INC.
                                   2500 Sand Hill Road, Suite 101
                                   Menlo Park, California 94025
                                   Attn: Insurance Administrator

DEBTOR:
ADVANCED CORNEAL SYSTEMS, INC.

By: /s/ Robert K. Bruning
    --------------------------
Title: Chief Financial Officer
       -----------------------
Date: October 7, 1996
      ------------------------

[LMS LOGO]  LEASE MANAGEMENT SERVICES, INC.



                       SECURITY DEPOSIT PLEDGE AGREEMENT


PLEDGEE:  LEASE MANAGEMENT SERVICES, INC.
          2500 Sand Hill Road, Suite 101
          Menlo Park, California 94025

PLEDGOR:  ADVANCED CORNEAL SYSTEMS, INC.
          15279 Alton Parkway, Suite 100
          Irvine, CA 92618


In consideration of, and as an inducement for Pledgee to enter into an Equipment Financing Agreement Number 10802 and all Schedules thereunder (hereinafter collectively referred to as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor hereby grants and assigns to Pledgee, its successors and assigns, a security interest in, and hereby deposits and pledges with Pledgee a Security Deposit in an amount equivalent to twenty-two percent (22%) of aggregate Equipment cost (including any soft costs) leased or financed for each Schedule. As used herein, "Security Deposit" shall refer to the aggregate of all component deposits made under the applicable Schedules. Such pledge is to be upon the terms and conditions set forth below:

1. Pledgor delivers the Security Deposit to Pledgee to secure the due and punctual payment and performance of the obligations of Pledgor under the Agreements. Pledgee will pay 4.5% simple interest per annum on the Security Deposit, which interest will be accrued for each respective component of the Security Deposit from the commencement date of the applicable Schedule and paid when the Security Deposit is returned to Pledgor.

2. Upon any default by Pledgor under the Agreements, interest accrual on the Security Deposit shall cease and Pledgee may, at its option, apply the Security Deposit and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default, including reasonable attorney's fees, Pledgee is liable to Pledgor only for any surplus remaining from said Security Deposit after the full satisfaction of the foregoing obligations, costs and expenses.

3. Pledgor waives any rights to require Pledgee to (i) proceed against Pledgor or any other party; (ii) proceed against or exhaust any security held from Pledgor; or (iii) pursue any other remedy in Pledgee's power whatsoever before enforcing the provisions of, and proceeding under the provisions of, this Security Deposit Pledge Agreement. The obligations of Pledgor under this Security Deposit Pledge Agreement shall be absolute and unconditional, and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by (a) any amendment or modification of or supplement to the Agreements; (b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Security Deposit Pledge Agreement, the Agreements, or any other instrument provided for in the Agreements, or any waiver, consent, explanation, indulgence or actions or inaction

SECURITY DEPOSIT PLEDGE AGREEMENT
ADVANCED CORNEAL SYSTEMS, INC.
Page 2 of 3


     with respect to any such instrument; or (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceedings of Pledgor.

4. Pledgee shall have no obligation to segregate said Security Deposit and Pledgor hereby irrevocably authorizes Pledgee, at Pledgee's sole election, to commingle said Security Deposit with other assets and funds held by or belonging to Pledgee. Pledgor may not assign, pledge or transfer to any party its interest in the Security Deposit and any attempt to do so shall be null and void.

5. Without notice to Pledgor, Pledgee may freely assign its rights and obligations hereunder, in whole or in part, at any time and this Security Deposit Pledge Agreement shall inure to the successors and assignees of Pledgee. In the event Pledgee assigns or transfers one or more Schedules under the Agreements without assigning or transferring the Security Deposit, Pledgor agrees that it will look solely to Pledgee for the return of the Security Deposit and will not assert any claim against any assignee of Pledgee for the return of said Security Deposit and further agrees that it will not assert against any payments due such assignee of Pledgee any offset that Pledgor may have against Pledgee for the return of said Security Deposit. In the event Pledgee assigns or transfers this Security Deposit Pledge Agreement along with the Security Deposit, Pledgor agrees that it shall look solely to the assignee of Pledgee for the return of said Security Deposit and Pledgee shall have no further liability to Pledgor with respect thereto.

6. Provided that the Pledgor is not then in default of its obligations to the Pledgee under the Agreements or otherwise, any remaining Security Deposit and accrued interest will be returned to Pledgor when Pledgor's unrestricted cash becomes equal to or greater than $7,000,000.

     ADDITIONAL COLLATERAL REQUIREMENTS WILL THEN BE AS DEFINED IN THE NEGATIVE COVENANT PLEDGE AGREEMENT DATED OCTOBER 7, 1996.

     All accounting terms used herein shall be interpreted in accordance with generally accepted accounting principles.

9. Any reduction/return of the Security Deposit and any payment of interest prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks; (b) Pledgor has made all payments on a timely basis according to the terms of the Agreements; (c) Pledgor is not, nor ever has been, in default of any financial obligation; (d) Pledgor, if privately held, has provided monthly financial statements to Pledgee within 30 days of each month-end, or if Pledgor is publicly held, has provided quarterly statements as required to be filed by the Securities and Exchange Commission (the "SEC"); (e) Pledgor, if privately held, has provided an annual audited financial statements to Pledgee within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, has provided Pledgee with annual statements as required to be filed by the SEC; and (f) Pledgor has not suffered any material adverse change.

     The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

SECURITY DEPOSIT PLEDGE AGREEMENT
ADVANCED CORNEAL SYSTEMS, INC.
Page 3 of 3

10. If the Security Deposit has not previously been returned, upon the Termination of the Agreements, Pledgee shall deliver the Security Deposit and accrued interest (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 2 hereof) to Pledgor, and this Security Deposit Pledge Agreement shall thereupon be without further effect.

PLEDGOR:                                PLEDGEE:
ADVANCED CORNEAL                        LEASE MANAGEMENT SERVICES, INC.
SYSTEMS, INC.


By: /s/ Robert K. Bruning               By: /s/ [illegible]
    --------------------------------        --------------------------------
Title: V.P. Chief Financial Officer     Title: EVP/General Manager
       -----------------------------           -----------------------------
Date: 10/7/96                           Date: 10/7/96
      ------------------------------          ------------------------------

[LEASE MANAGEMENT SERVICES, INC. LOGO]

LEASE MANAGEMENT SERVICES, INC.


                       NEGATIVE COVENANT PLEDGE AGREEMENT

Agreement made and entered into as of the 7th day of October, 1996, by and between ADVANCED CORNEAL SYSTEMS, INC., a California corporation, with its principal place of business at 15279 Alton Parkway, Suite 100, Irvine, CA 92618 ("Pledgor") and LEASE MANAGEMENT SERVICES, INC., a California Corporation, with its principal place of business at 2500 Sand Hill Road, Suite #101, Menlo Park, CA 94025 ("Pledgee").

In consideration of, and as an inducement for Pledgee to enter into Equipment Financing Agreement Number 10802, and all Schedules thereunder, (referred to hereinafter as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor and Pledgee agree as follows:

1) If at any point in time after the full return of the Security Deposit and accrued interest as specified in the Security Deposit Pledge Agreement dated October 7, 1996, Pledgor's Unrestricted Cash (as defined below) falls below the financial requirements listed in A) or B), or Pledgor is in default of the Agreements, Pledgor agrees to provide to Pledgee within 10 days of such occurrence a cash security deposit in an amount equal to twenty-two percent (22%) of the total aggregate Equipment cost (including any soft costs) which are included in the Agreements ("Collateral Pledge"), but in any event not to exceed the remaining gross receivable.

     A) PRE-IPO: In the event unrestricted cash falls below the greater of $3,000,000 or 6 month's cash needs (defined as the cash burn for the 3 months just completed, multiplied by a factor of 2.3).

     B) POST-IPO: In the event unrestricted cash falls below the greater of $7,000,000 or 11 months' cash needs (defined as the cash burn for the 3 months just completed, multiplied by a factor of 3.8).

     Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than one (1) year, less all debt which is not subordinated to Pledgee.

     The failure to timely provide the Collateral Pledge to Pledgee shall constitute an event of default under the Agreements.

2) Pledgor if privately held, agrees to provide financial statements, including a cash flow statement, balance sheet and statement of operations, to Pledgee within 30 days of each month-end and audited annual financial statements within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, agrees to provide quarterly and annual audited financial statements as required by the Securities and Exchange Commission (the "SEC"). All such statements are to be prepared using generally accepted accounting principles and are to be in compliance with SEC requirements. Failure to provide these statements as specified herein will constitute an event of default under the Agreements.

3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

NEGATIVE COVENANT PLEDGE AGREEMENT
ADVANCED CORNEAL SYSTEMS, INC.
PAGE 2 OF 3


3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

     Financial Institution:        UNION BANK
                                 -----------------------------------------
     Account Number:               4500153666
                                 -----------------------------------------
     Officer Contact:
                                 -----------------------------------------
     Phone Number:                 (800) 918-6466
                                 -----------------------------------------


     Financial Institution:        U.S. COMMUNITY SAVINGS BANK
                                 -----------------------------------------
     Account Number:               01082262
                                 -----------------------------------------
     Officer Contact:              GLORIA DOTTY
                                 -----------------------------------------
     Phone Number:                 (619) 753-4663
                                 -----------------------------------------



     Financial Institution:        DONALDSON LUFKIN & JENRETTE
                                 -----------------------------------------
     Account Number:               219-246121
                                 -----------------------------------------
     Officer Contact:              DON TRABERT
                                 -----------------------------------------
     Phone Number:                 (415) 249-2032
                                 -----------------------------------------


     Any changes in the above information shall be provided in writing by the Pledgor to Pledgee within fifteen (15) days of such change.

     Pledgor hereby authorizes these financial institutions to give specific account balance information to Pledgee and agrees to execute any other documents or take any other action required to provide verification of unrestricted cash balances.

4) Pledgee agrees to pay interest on the Collateral Pledge at a simple interest rate equal to 4.5%, which interest will accrue from the date the Collateral Pledge is received until the date the Collateral Pledge and interest are returned to the Pledgor.

5) Pledgor agrees to recognize the Collateral Pledge as a contingent liability and to establish the appropriate reserves.

6) Upon any default by Pledgor under the Agreements, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default, including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

7) Pledgee shall have no duty to first commence an action against or seek recourse from Pledgor, in the event of a default under the Agreements, before enforcing the provisions of, and proceeding under the provisions of, this Negative Covenant Pledge Agreement. The obligations of Pledgor under this Negative Covenant Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

     a)   any amendment or modification of or supplement to the Agreements;

     b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Negative Covenant Pledge Agreement, the Agreements, or any other Instrument provided for in the Agreement(s), or any waiver, consent,

NEGATIVE COVENANT PLEDGE AGREEMENT
ADVANCED CORNEAL SYSTEMS, INC.
Page 3 of 3

          explanation, indulgency or actions or inaction with respect to any such instrument; or

     (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Pledgor.

8) The entire Collateral Pledge and any accrued interest will be returned to Pledgor when Pledgor's Unrestricted Cash exceeds the benchmark defined above for a period of at least one fiscal quarter and continues to remain greater and Pledgor is not in default under the Agreements or any other financial obligations.

     Return of any required Collateral Pledge prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks; (b) Pledgor has made all payments in a timely manner to Pledgee according to the terms of the Agreements; (c) Pledgor is not then, nor has ever been in default of its obligation to the Pledgee under the Agreements, and Pledgor has not defaulted on any other financial obligation; (d) Pledgor, if privately held, has provided monthly financial statements to Pledgee within 30 days of each month-end or if Pledgor is publicly held, has provided quarterly statements as required to be filed by the Securities and Exchange Commission (the "SEC"); (e) Pledgor, if privately held, has provided an annual audited financial statements to Pledgee within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, has provided Pledgee with annual statements as required to be filed by the SEC; and (f) Pledgor has not suffered any material adverse change.

     The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

     If the Collateral Pledge is returned prior to the Termination of the Agreements, this Negative Covenant Pledge Agreement shall remain in full force and effect.

9) If the Collateral Pledge has not been previously returned upon Termination of the Agreements and the satisfaction of all obligations of Pledgor thereunder, Pledgee shall deliver the Collateral Pledge (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 6 hereof) to Pledgor, and this Negative Covenant Pledge Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties hereto have caused this Negative Covenant Pledge to be executed as of the date first above written.

PLEDGOR:                                PLEDGEE:

ADVANCED CORNEAL SYSTEMS, INC.          LEASE MANAGEMENT SERVICES, INC.

By: /s/ Robert K. Bruning               By: /s/ [Illegible]
   --------------------------------        --------------------------------

Its:  VP, Chief Financial Officer       Its: EVP/General Manager
    -------------------------------         -------------------------------

[LOGO]

LEASE MANAGEMENT SERVICES, INC.

                         COLLATERAL SECURITY AGREEMENT

Agreement made and entered into as of this 7th day of October, 1996, by and between ADVANCED CORNEAL SYSTEMS, INC., Debtor and LEASE MANAGEMENT SERVICES, INC., Secured Party.

As security for the payment and performance by ADVANCED CORNEAL SYSTEMS, INC. ("ACSI") to LEASE MANAGEMENT SERVICES, INC. ("LMSI") under (a) Equipment Financing Agreement Number 10802, and all schedules thereunder between ACSI and LMSI (hereinafter collectively referred to as the "Agreements"); (b) any and all obligations of ACSI to LMSI hereunder and any and all indebtedness and obligations of ACSI to LMSI, direct, indirect or contingent, joint or several, whether or not otherwise secured, and whether now existing or hereafter incurred; and (c) any and all amounts advanced or expended by LMSI for the maintenance or preservation of the Collateral (as defined below). ACSI hereby pledges, assigns and grants to LMSI, a first security interest in:

All fixed assets now owned and all fixed assets hereinafter acquired through the later of a) July 31, 1997 or b) the expiration of the funding period stated in the Proposal Letter dated August 16, 1996 and any extensions thereunder, including, but not limited to, laboratory equipment, laboratory furniture, test equipment, electronic equipment, computer equipment, office equipment, office furniture, fume hoods, autoclaves, and leasehold improvements together with all accessories, parts, upgrades, renewals and replacements of, and repairs, improvements and accessions to the fixed assets and any insurance proceeds or revenue derived from the sale or other disposition of the fixed assets (collectively, the "Collateral").

ACSI hereby warrants that it is the sole owner in possession of all Collateral and that the Collateral is free and clear of all liens, encumbrances and adverse claims, with the exception of the security interest herein created and all other security interests previously granted to LMSI. ACSI agrees to execute and deliver to LMSI at any time and from time to time such other security agreements or mortgages of chattel as LMSI may reasonably request, covering the Collateral. ACSI also agrees to appear in and defend any and all actions and proceedings, at its own expense, affecting title to the Collateral or any part thereof, or affecting the security interest of LMSI therein.

ACSI also agrees to: do all acts which may necessary to maintain, preserve and protect the Collateral and to keep the Collateral in good condition and repair; not to cause or permit any waste or unusual or unreasonable depreciation thereof or any act for which the Collateral might be confiscated; to pay before delinquency all taxes, assessments and liens now or hereafter imposed upon the Collateral; not to sell, lease, encumber or dispose of all or any part of the Collateral; at any time upon demand of LMSI to exhibit to and allow inspection by LMSI of the Collateral; not to remove or permit the removal of the Collateral from the premises where it is now located without the prior written consent of LMSI, which consent shall not be unreasonably withheld; to provide, maintain and deliver to LMSI policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as LMSI reasonably requires and with loss payable to LMSI. If LMSI takes possession of the Collateral in the event of a Default, the insurance policy or policies of any unearned or returned premium shall, at the option of LMSI, be assigned by ACSI to LMSI, upon LMSI crediting the amount of any unearned premium upon the obligation secured hereby.

     In the event the Collateral or an item thereof is destroyed and payment upon such policies of insurance is made to ACSI and ACSI chooses not to replace the Collateral with equipment of like kind or value, LMSI will retain all insurance proceeds except to the extent that the proceeds exceed the remaining obligation of ACSI to LMSI. If ACSI chooses to replace the

COLLATERAL SECURITY AGREEMENT
ADVANCED CORNEAL SYSTEMS, INC.
Page 2 of 3


Collateral or any item thereof with equipment of like kind and value, the replacement must be completed within 60 days of loss, unless otherwise agreed by LMSI, ACSI must acquire title to the replacement free and clear of liens and encumbrances and grant to LMSI a first priority perfected security interest therein; otherwise LMSI shall be entitled to the insurance proceeds. The provisions of this paragraph shall not apply to Collateral specifically covered by any schedules to a Master Lease Agreement or Equipment Financing Agreement between ACSI and LMSI which shall governed by the provisions of the applicable Master Lease Agreement and Equipment Financing Agreement.

If ACSI fails to make any payment or do any act as herein required, then LMSI may, but without obligation to do so, and without notice to or demand upon ACSI, make such payments and do such acts as LMSI may deem necessary to protect its security interest in the Collateral. LMSI is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to take possession of the Collateral; to pay, purchase, contest, and compromise any encumbrance, charge or lien which in the judgment of LMSI appears to be prior or superior to its security interest; and, in exercising any such powers and authority, to pay necessary expenses, employ counsel and pay reasonable fees therefor. ACSI hereby agrees to repay immediately, and without demand, all sums so expended by LMSI, with interest from date of expenditure at the rate of Eighteen Percent (18%), but never to exceed any legal limit for such interest.

Any officer of LMSI is hereby irrevocably appointed the attorney-in-fact of ACSI, with full power of substitution, only to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and give receipt for all licenses, registration cards and certificates of ownership, and to do all acts necessary or incident to the powers granted to LMSI herein, as full as ACSI might.

Should ACSI default under the Lease, upon written notice, pursuant to the terms and conditions of the Agreements, LMSI may (a) immediately take possession of the Collateral wherever it may be found, using all necessary force to do so or require ACSI to assemble the Collateral and make it available to LMSI at a place designated by LMSI which is reasonably convenient to LMSI, and ACSI waives all claims for damages due to or arising from or connected with any such taking; (b) proceed in the foreclosure of LMSI's security interest and the sale of the Collateral in any manner permitted by law, or provided for herein; (c) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as LMSI may determine, and LMSI may purchase the same at any such sale; (d) retain the Collateral in full satisfaction of the obligations secured thereby; (e) exercise any remedies of a LMSI under the Uniform Commercial Code.

Prior to any such disposition, LMSI may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as LMSI may deem advisable, and any sums expended therefor by LMSI shall be repaid by ACSI and secured hereby; LMSI shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent LMSI from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this agreement, ACSI hereby promises and agrees to pay LMSI any deficiency.

Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence hereof. No waiver by LMSI of any breach or default shall be deemed a waiver of any breach or default thereafter occurring and the taking of any action by LMSI shall not be deemed to be an election of that action but rather the rights and privileges and options granted to LMSI under the terms hereof shall be deemed cumulative, the one with the other and not alternative.

COLLATERAL SECURITY AGREEMENT
ADVANCED CORNEAL SYSTEMS, INC.
PAGE 3 OF 3

Should the Collateral be sold, with or without the consent of LMSI, then it is expressly agreed that the proceeds from said sale are hereby assigned to LMSI who shall immediately receive the entire proceeds.

ACSI agrees to execute any additional documents deemed necessary by LMSI to assure the perfection of the security interest created hereunder and to pay any fees or charges paid by LMSI in connection with the perfection of, or continue the perfection of, the security interest created hereunder.

Upon termination of the Agreements and the satisfaction of all obligations of ACSI thereunder, LMSI shall release its security interest in the Collateral, and this Collateral Security Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties have caused this Collateral Security Agreement to be executed as of this 7th day of October, 1996.

LESSEE/DEBTOR:                               LESSOR/SECURED PARTY
ADVANCED CORNEAL                             LEASE MANAGEMENT SERVICES, INC.
SYSTEMS, INC.

By:    /s/ Robert K. Bruning                 By:    /s/ [Illegible]
Title: V.P. Chief Financial Officer          Title: EVP/General Manager

To: Leslie Way

From: Robert Bruning

The following is the information you requested for the lease documents with the corresponding item number:

1. Advanced Corneal Systems, Inc.

2. 33-0511729

3. 15279 Alton Parkway, Suite 100
   Irvine, California 92653

4. Same as # 3.

5. Donald H. Harris

6. John H. Parrish--President and CEO
   Hampar L. Karageozian--Vice President, Chief Technical Officer
   Robert K. Bruning--Vice President, Chief Financial Officer
   Diana L. Schmidt--Vice President, Marketing

7. California

8. Johnson & Higgins
   4275 Executive Square, Suite 600
   San Diego, California 92037-1499
     Attn: Dennis Moore

9. Aetna Life Insurance Company
   P.O. Box 19693, 30 Executive Park, Suite 100
   Irvine California 92713-9693
     Attn: Donna Freeman

10. Same as #3.

[LMSI VENTURE FINANCE LOGO]

                    CERTIFICATE OF INCUMBENCY AND AUTHORITY

I,             , do hereby certify that I am the duly elected, qualified and acting Secretary of ADVANCED CORNEAL SYSTEMS, INC. ("Borrower"), a California corporation; that the persons whose names, titles and signatures appear below are duly elected (or appointed) qualified and acting officers of said corporation and hold on the date of this Certificate, and on the date of execution of the Master Loan and Security Agreement documents, the office set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers; that each such officer is duly authorized for and on behalf of said corporation to execute and deliver any Master Loan and Security Agreement between said corporation and said Lender, LMSI VENTURE FINANCE, and all agreements, documents, and instruments in connection therewith, including without limitation, Loan Schedules and Certificates of Equipment Acceptance, and that the execution and delivery of any such Master Loan and Security Agreement, and all agreements, documents, and instruments in connection therewith for and on behalf of said corporation is not prohibited by or in any manner restricted by the terms of said corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and LMSI VENTURE FINANCE shall be entitled to rely upon the same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to LMSI VENTURE FINANCE, but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to LMSI VENTURE FINANCE of said written notice of said modification, rescission or revocation.



NAME OF OFFICER             TITLE OF OFFICER          SIGNATURE OF OFFICER

J.C. MacRae              Vice President & Chief       /s/ J.C. MacRae
                            Financial Officer         -------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 9 day of April, 1999.


             /s/ J.C. MacRae
          ---------------------
          (Corporate Secretary)

Name: J.C. MacRae
      ------------------------------------

Title: Vice President, Assistant Secretary
       -----------------------------------

[LMSI VENTURE FINANCE LOGO]

                                  AMENDMENT TO

                         EQUIPMENT FINANCING AGREEMENT

                                   NO. 10802

                                 BY AND BETWEEN

                   ADVANCED CORNEAL SYSTEMS, INC., AS DEBTOR

                                      AND
            LMSI VENTURE FINANCE, A DIVISION OF PHOENIXCOR, INC., AS
                                 SECURED PARTY
              (FORMERLY KNOWN AS LEASE MANAGEMENT SERVICES, INC.)

Debtor and Secured Party hereby agree to amend Equipment Financing Agreement No. 10802 and all Schedules thereunder and all other related documents (herein collectively referred to as the "Agreements") to reflect Secured Party's name change from Lease Management Services, Inc. to LMSI Venture Finance, a division of Phoenixcor, Inc., a Delaware Corporation ("LMSI Venture Finance").

All other terms and conditions remain the same.

IN WITNESS WHEREOF, Debtor and Secured Party have each caused this Amendment to be duly executed in their respective names.

DEBTOR:                              SECURED PARTY:
ADVANCED CORNEAL SYSTEMS, INC.       LMSI VENTURE FINANCE, A DIVISION OF
                                     PHOENIXCOR, INC.

By:    /s/ Cynthia Gleason           By:    /s/ Barbara B. Kaiser
       ----------------------               ----------------------
Title: Administrative Manager        Title: EVP/General Manager
       ----------------------               ----------------------
Date:  4/8/99                        Date:  4/8/99
       ----------------------               ----------------------

[LOGO] LEASE MANAGEMENT SERVICES, INC.

                    CERTIFICATE OF INCUMBENCY AND AUTHORITY

I, John H. Parrish, do hereby certify that I am a duly elected, qualified and acting Chairman of the Board of Directors of ADVANCED CORNEAL SYSTEMS, INC., (Debtor), a California corporation; that the persons whose names, titles and signatures appear below are duly elected (or appointed) qualified and acting officers or managers of said corporation and hold on the date of this Certificate, and on the date of execution of the Master Lease documents and/or Equipment Financing documents, the offices/positions set opposite their respective names; that the signatures appearing opposite their respective names are the genuine signatures of such officers/managers; that each such officer/manager is duly authorized for and on behalf of said corporation to execute and deliver any Equipment Financing Agreement between said corporation and said Secured Party, LEASE MANAGEMENT SERVICES, INC., and all agreements, documents, and instruments in connection therewith, including without limitation, Rental Schedules and Certificates of Equipment Acceptance, and that the execution and delivery of any such equipment financing agreement, and all agreements, documents, and instruments in connection therewith for and on behalf of said corporation is not prohibited by or in any manner restricted by the terms of said corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said corporation is a party or under which it is bound. I do further certify that the foregoing authority shall remain in full force and effect, and LEASE MANAGEMENT SERVICES, INC. shall be entitled to rely upon the same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to LEASE MANAGEMENT SERVICES, INC., but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority prior to the delivery to LEASE MANAGEMENT SERVICES, INC. of said written notice of said modification, rescission or revocation.


NAME OF MANAGER           TITLE OF MANAGER             SIGNATURE OF MANAGER

Cynthia L. Gleason        Administrative Manager       /s/ Cynthia L. Gleason


IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of July, 1997.


Debtor:
ADVANCED CORNEAL
SYSTEMS, INC.


By: /s/ John H. Parrish
    ------------------------------
Title: Co-Chairman
       ---------------------------